AMENDMENT NO. 1
                                      TO
                        REGISTRATION RIGHTS AGREEMENT
                                     AND
                               PROMISSORY NOTE

THIS AMENDMENT NO 1. TO REGISTRATION RIGHTS AGREEMENT AND PROMISSORY NOTE (this "Amendment") is made and entered into as of December 4, 1998 by and between COLORADO WYOMING RESERVE COMPANY a Wyoming corporation, having its principal place of business in Grand Junction, Colorado (the "Company"), and JAMES E. MOORE REVOCABLE TRUST U/D/T DATED JULY 28, 1994, a trust with the trustee and beneficiary residing in Playa del Rey, California (the "Investor").

RECITALS:

A. Contemporaneously with the execution and delivery hereof, the Investor is extending repayment of its loan to the Company in the principal amount of $120,000, as evidenced by that certain promissory note in favor of Investor dated August 25, 1998 in the original principal sum of One Hundred Twenty Thousand Dollars ($120,000.00) (the "Note"), until January 15, 1999 (the "Extension") and purchasing from the Company, and the Company is selling to the Investor, the December Warrants (as defined below).

B. In connection with the Extension, the Investor and the Company desire to amend that certain Registration Rights Agreement entered into between the Company and the Investor as of August 25, 1998 (the "Registration Rights Agreement") to extend the registration rights and obligations with respect to the Common Stock (as defined in Section 1 of the Registration Rights Agreement) underlying the December Warrants.

NOW, THEREFORE, it is agreed:

1.   The Registration Rights Agreement shall be amended as follows:

     a. The following provisions shall be added to Section 1.1 of the Registration Rights Agreement:

           "December Warrant Agreement" shall mean that certain Warrant Agreement dated December 4, 1998 by and between the Company and the Investor and governing the December Warrants.

           "December Warrants" shall mean the Warrants issued by the Company pursuant to the December Warrant Agreement.

     b. The following provisions of Section 1.1 of the Registration Rights Agreement shall amended and shall replace the corresponding provisions of Section 1.1 of the Registration Rights Agreement:

           "Registrable Securities" shall mean (i) shares of Common Stock now owned or hereafter acquired by the Investor from the Company, (ii) any shares of Common Stock issued or then issuable upon complete or partial exercise of the Warrants or the December

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     Warrants, and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

           "Warrant Agreement" shall mean that certain Warrant Agreement dated August 25, 1998 by and between the Company and the Investor and governing the Warrants.

           "Warrants" shall mean the Warrants issued by the Company pursuant to the Warrant Agreement.

     3. The first sentence of Section 2.1 (a) of the Registration Rights Agreement shall be amended to read:

           If the Company shall receive from the Holders of at least 50% of the Registrable Securities at any time (the "Demand Date") not earlier than December 31, 1998, a written request that the Company effect any registration with respect to the resale of all or a part of the Registrable Securities then, if the Commission has not prior to the Demand Date declared effective a shelf registration statement pursuant to Rule 415 with respect to all of the Registrable Securities (a "Shelf Registration Statement") which is effective as of the Demand Date, the Company will, as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the resale and distribution of all or such portion of such Registrable Securities as are specified in such request.

     4. Article III of the Registration Rights Agreement shall be amended and restated to read:

                                     III
                             TRANSFER OF SHARES

           If, at any time, the Holder sells or otherwise transfers the Warrants or the December Warrants, or if, after the expiration of the period provided in Section 2.11 hereof, the Holder sells or otherwise transfers shares of Common Stock, then, in connection therewith, the Holder shall also be deemed to automatically transfer or assign the rights to cause the Company to register the Registrable Securities so transferred under Section 2 hereof, provided that the Company is given written notice prior to or at the time of such transfer or assignment, stating the name and address of the transferee or assignee. The Company shall not be obligated to register securities of any such transferee or assignee unless such transferee or assignee performs the obligations of a Holder under this Agreement.

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2.   The second paragraph of the Note shall be amended to read as follows:

     The unpaid principal and accrued interest shall be payable in full on the earlier of (i) the receipt by the Borrower of any proceeds from public or private sale of any its capital stock or other securities or (ii) January 15, 1999 (the "Due Date").

3. The Company acknowledges that Investor has transferred 120,000 of the 150,000 Warrants issued to Investor under the Warrant Agreement to certain transferees ("the Transferees") and that Investor has also transferred to the Transferees the registration rights applicable to such transferred Warrants. The Company and Investor agree that the registration rights conferred by the Registration Rights Agreement have been transferred in compliance with Section 3 of the Registration Rights Agreement and the Company waives any defect with respect to such transfer.

4. The Company represents and warrants to Investor that (a) the execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, with the Company's charter or bylaws, or any undertaking to which it is a party or by which it is bound; (b) this Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; (c) after giving effect to the amendments herein contained and except as set forth in the last sentence of paragraph 5 of this Amendment, each of the representations and warrants of the Company in that certain Loan Agreement dated as of August 25, 1998 between the Company and Investor (the "Loan Agreement") are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; and (d) except as set forth in the last sentence of paragraph 5 of this Amendment, no Event of Default (as defined in the Loan Agreement) exists or has occurred and is continuing as of the date hereof.

5. Investor represents and warrants to the Company that each of the representations and warranties it made to the Company in Article VI of the Loan Agreement with respect to the Warrants and the Warrant Shares are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof with respect to the December Warrants and the shares of Common Stock underlying the December Warrants. The Investor acknowledges that it is aware that the Company has not complied with its filing requirements under the Securities Exchange Act of 1934 in that the Company has not, as of the date hereof, filed (a) its annual report on Form 10-KSB for the fiscal year ended June 30, 1998, or (b) its quarterly report on Form 10-QSB for the period ended September 30, 1998.

6. The Company agrees to pay, and to indemnify and hold Investor harmless for the payment of, all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to Investor in connection with preparing this Amendment and the related amendment.

7. The Company acknowledges and agrees that Investor has fully performed all of its obligations under the Loan Agreement and all documents executed in connection therewith and all actions which have been taken by Investor have been reasonable and appropriate under the circumstances and within its rights under the Loan Agreement and the Note and in that certain "Mortgage, Deed of Trust, Security Agreement and Financing Statement" dated as of August 25, 1998 between the Company, as Borrower, and Investor, as Lender.

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8.   Except as expressly amended hereby, the Company agrees that the Note and the Registration Rights Agreement and all other documents and agreements executed by the Company in connection with the Loan Agreement in favor of Investor are ratified and confirmed and shall remain in full force and effect, enforceable against the Company in accordance with their respective terms, and that it has no set off, counterclaim or defense with respect to any of the foregoing.

9. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement or December Warrant Agreement, as the case may be.

10. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

11. This Amendment shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the internal laws of said State, provided, however, that if, as a result of the Company's incorporation in the State of Wyoming, the laws of that State should govern a particular issue, the internal laws of the State of Wyoming shall govern that issue.

12. All judicial proceedings arising out of or relating to this Amendment may be brought in any state or federal court of competent jurisdiction in the State of California, and by execution and delivery of this Agreement, the Company accepts for itself generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non convenience and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND PROMISSORY NOTE effective as of the day and year first above written.

                              COLORADO WYOMING RESERVE COMPANY



                              By: /s/Kim M. Fuerst
                                 -------------------------------------------
                              Kim M. Fuerst
                              Title: President

                              JAMES E. MOORE REVOCABLE TRUST U/D/T
                              DATED JULY 28, 1994


                              By: /s/James E. Moore
                                 -------------------------------------------
                                  James E. Moore , Trustee


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